Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

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In Re. Quanergy Systems, Inc. § Case No. 22-11305
§
§
Debtor(s) §

☐ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 09/30/2023

Petition Date: 12/13/2022

Months Pending: 10

Industry Classification: 5 4 1 4

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 87

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☒ Accounts receivable aging
- ☒ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☒ Schedule of payments to professionals
- ☒ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Shane Reil
Signature of Responsible Party

10/19/2023
Date

Shane Reil
Printed Name of Responsible Party

Young Conaway Stargatt & Taylor, LLP
1000 N. King Street Wilmington, DE 19801
Address

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STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

Debtor's Name Quanergy Systems, Inc. Save Case No. 22-11305

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$6,503,979	
b.	Total receipts (net of transfers between accounts)	$87,073	$5,524,875
c.	Total disbursements (net of transfers between accounts)	$292,300	$8,327,975
d.	Cash balance end of month (a+b-c)	$6,298,752	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$292,300	$8,327,975

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$78,255
b.	Accounts receivable over 90 days outstanding (net of allowance)	$78,255
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$10,714,504
e.	Total assets	$10,943,535
f.	Postpetition payables (excluding taxes)	$127,833
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$127,833
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$3,794
m.	Prepetition unsecured debt	$33,124,519
n.	Total liabilities (debt) (j+k+l+m)	$33,256,146
o.	Ending equity/net worth (e-n)	$-22,312,611

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$3,150,000
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$625,000
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$2,525,000

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$-5,442	
e.	General and administrative expenses	$145,084	
f.	Other expenses	$-376	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$-379,355	
k.	Profit (loss)	$240,089	$-35,779,927

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UST Form 11-MOR (12/01/2021) 2

Debtor's Name Quanergy Systems, Inc. Save Case No. 22-11305

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$2,780,530	$160,802	$1,910,448
	Itemized Breakdown by Firm						
Add		Firm Name	Role				
Delete	i	Raymond James	Financial Professional	$0	$250,000	$0	$250,000
Delete	ii	Cooley LLP	Lead Counsel	$0	$753,219	$0	$602,993
Delete	iii	Young Conaway Stargatt Tay	Co-Counsel	$0	$482,278	$0	$388,807
Delete	iv	FTI	Financial Professional	$0	$556,113	$0	$444,891
Delete	v	Stretto	Other	$0	$8,239	$0	$4,401
Delete	vi	Seward & Kissel	Other	$0	$511,325	$0	$0
Delete	vii	Sierra Constellation Partners	Financial Professional	$0	$219,356	$160,802	$219,356

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
Add		Firm Name	Role				
c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes

		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$353,308
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes ○ No ◉

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) Yes ○ No ◉

c. Were any payments made to or on behalf of insiders? Yes ◉ No ○

d. Are you current on postpetition tax return filings? Yes ○ No ◉

e. Are you current on postpetition estimated tax payments? Yes ○ No ◉

f. Were all trust fund taxes remitted on a current basis? Yes ◉ No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) Yes ○ No ◉

h. Were all payments made to or on behalf of professionals approved by the court? Yes ◉ No ○ N/A ○

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UST Form 11-MOR (12/01/2021) 3

Debtor's Name Quanergy Systems, Inc. Save Case No. 22-11305

i.	Do you have:	Worker's compensation insurance?	Yes ◯ No ◉
		If yes, are your premiums current?	Yes ◯ No ◯ N/A ◉ (if no, see Instructions)
		Casualty/property insurance?	Yes ◯ No ◉
		If yes, are your premiums current?	Yes ◯ No ◯ N/A ◉ (if no, see Instructions)
		General liability insurance?	Yes ◯ No ◉
		If yes, are your premiums current?	Yes ◯ No ◯ N/A ◉ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ◉ No ◯
k.	Has a disclosure statement been filed with the court?		Yes ◉ No ◯
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ◉ No ◯

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

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UST Form 11-MOR (12/01/2021) 4

Debtor's Name Quanergy Systems, Inc. Save Case No. 22-11305

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Lawrence Perkins
Signature of Responsible Party

Lawrence Perkins
Printed Name of Responsible Party

Chief Restructuring Officer
Title

10/19/2023
Date

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UST Form 11-MOR (12/01/2021) 5

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: QUANERGY SYSTEMS, INC.,[1] Debtor.	Chapter 11 Case No. 22-11305 (CTG)

NOTES TO MONTHLY OPERATING REPORT

On December 13, 2022 (the “Petition Date”), the above-captioned debtor and debtor in possession (the “Debtor”) filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Please be advised that the accompanying monthly operating report and the exhibits thereto (the “MOR”) are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

The MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Code and the United States Trustee. The unaudited financial statements have been derived from the Debtor’s books and records. The MOR generally reflects the operations and financial position of the Debtor on a consolidated basis with non-Debtor Quanergy Perception Technologies, Inc. The information presented herein has not been subjected to all procedures that would typically be applied to financial information presented in accordance with U.S. GAAP. Upon the application of such procedures, the financial information could be subject to changes, and these changes could be material. The information furnished in the MOR includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP.

Given the complexity of the Debtor’s business, inadvertent errors, omissions or over-inclusions may have occurred. Accordingly, the Debtor hereby reserves the right to amend or supplement the MOR, if necessary, but shall be under no obligation to do so.

[1]

The Debtor and the last four digits of its taxpayer identification number are: Quanergy Systems, Inc. (5845). The Debtor’s mailing address for purposes of the Chapter 11 Case is c/o SierraConstellation Partners, LLC 355 S. Grand Avenue Suite 1450 Los Angeles, CA 90071.

Quanergy Systems, Inc.

Exhibits to the September MOR

For the period September 1, 2023 through September 30, 2023

Page #	Table of Contents
3	Statement of Cash Receipts and Disbursements
4	Balance Sheet for period ending September 30, 2023
5	Statement of Operations
6	Accounts Receivable as of September 30, 2023
7	Post-petition Accounts Payable as of September 30, 2023
8	Bank Reconciliation
9	Payments Made on Pre-Petition Debt as of September 30, 2023
10	Payments to Insiders
11	Payments to Professionals
12	Payments to Professionals To Date

Quanergy Systems, Inc.

Statement of Cash Receipts and Disbursements

($ in USD)

9/1-9/30
Beginning Cash Balance	$6,503,979
Receipts
Collections	$36,360
Subsidiary dividend[1]	376
NewCo prefunding	50,337

Total Receipts	$87,073
Operating Disbursements
Pre-petition liability payments	$—
Prefunded NewCo payments	50,347
AP	81,410
Other	461

Total Operating Disbursements	$132,218

Operating Cash Flow	$(45,145)

Restructuring Related
Professional fees	$160,082

Total Restructuring Related	$160,082

Net Cash Flow	$(205,227)

Ending Cash Balance	$6,298,752

[1]

Subsidiary income represents the return of cash from the Company’s wholly owned subsidiaries which are being closed down. It is part of the accumulated profits of the subsidiaries in the foreign territories in which they operate, and the return of the remaining cash to the Company is considered dividend income.

Quanergy Systems, Inc.

Balance Sheet for period ending September 30, 2023

($ in USD)

9/30/2023
Assets
Current Assets:
Cash and cash equivalents	$6,298,752
Restricted cash	70,000
Accounts receivable, net of allowance for doubtful accounts	78,255
Prepaid business insurance and D&O	3,530,556
Prepaid expenses and other current assets	736,941

Total Current Assets	$10,714,504
Other long-term assets	$229,031

Total Assets	$10,943,535

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$6,250,311
Accrued expenses	1,626,724
Accrued liabilities	9,827,864
Accrued liabilities (Post petition)	127,833
Professional fees (Post petition)	4,349,959
Other current liabilities	975,915

Total Current Liabilities	$23,158,606
Operating lease liabilities	$478,156
Other long-term liabilities	9,619,384

Total Liabilities	$33,256,146
Total Stockholders’ equity	$(22,312,611)

Total Liabilities and Stockholders’ Equity	$10,943,535

Quanergy Systems, Inc.

Statement of Operations

($ in USD)

9/1-9/30
Revenue	$—
Cost of sales	—

Gross Margin	$—
Selling expenses	$(5,442)
General and administrative	145,084
Lease expenses	—
Restructuring expenses	(379,355)
Other operating expenses	(376)

Income (loss) from operations	$240,089
Other income:
Interest income	$—
Loss on asset sale	—

Income (loss) before income taxes	$240,089
Income tax	$—

Net Income (loss)	$240,089

Quanergy Systems, Inc.

Accounts Receivable as of September 30, 2023

($ in USD)

9/30/2023
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$609,412
+ Amounts billed during the period	—
- Amounts collected during the period	(36,360)

Total Accounts Receivable at the end of the reporting period	$573,052

9/30/2023
Accounts Receivable Aging
Current	$—
1-30 Days Past Due	—
31-60 Days Past Due	—
61-90 Days Past Due	—
91+ Days Past Due	573,052

Total	$573,052

Quanergy Systems, Inc.

Post-petition Accounts Payable Aging as of September 30, 2023

($ in USD)

9/30/2023
Current	$—
1-30 Days Past Due	—
31-60 Days Past Due	—
61-90 Days Past Due	—

Total	$—

Quanergy Systems, Inc.

Bank Reconciliation

($ in USD)

Silicon Valley Bank x2011

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2011	Silicon Valley Bank	$1,335,208	$—	$1,335,208

Silicon Valley Bank x4224

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x4224	Silicon Valley Bank	$70,000	$—	$70,000

Silicon Valley Bank x1506

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1506	Silicon Valley Bank	$4,955,544	$—	$4,955,544

Silicon Valley Bank x1498

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1498	Silicon Valley Bank	$8,000	$—	$8,000

Silicon Valley Bank x2927

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2927	Silicon Valley Bank	$—	$—	$—

Silicon Valley Bank x1679

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1679	Silicon Valley Bank	$—	$—	$—

Quanergy Systems, Inc.

Payments Made on Pre-Petition Debt as of September 30, 2023

($ in USD)

Payee Name	Date	Amount	Description
N/A	N/A	N/A

Total		$—

Quanergy Systems, Inc.

Payments to Insiders (9/1/2023 - 9/30/2023)

($ in USD)

as of	Description	Amount
9/30/2023	Salary, benefits & consulting	$24,167

Quanergy Systems, Inc.

Payments to Debtor’s Professionals (9/1/2023 - 9/30/2023)*

($ in USD)

Professional Firm	Date	Amount	Description
N/A	N/A	$—

Total		$—	Total professional fees paid in current month

*	Payments not listed on Part 5 of MOR

Quanergy Systems, Inc.

Payments to Debtor’s Professionals to date

($ in USD)

	2023
Professional Firm	January	February	March	April	May	June	July	August	September	Total
Cooley	$—	$229,253	$373,740	$—	$—	$—	$—	$—	$—	$602,993
FTI Consulting	—	—	444,891	—	—	—	—	—	—	444,891
Raymond James	125,000	125,000	—	—	—	—	—	—	—	250,000
Seward & Kissel LLP	—	—	—	—	—	—	—	—	—	—
Sierra Constellation Partners	—	—	59,274	—	—	—	—	—	160,082	219,357
Stretto, Inc	—	—	174,974	51,921	—	57,731	11,790	16,798	—	313,215
Young Conaway Stargatt & Taylor, LLP	—	191,643	197,164	—	—	—	—	—	—	388,807

Total	$125,000	$545,895	$1,250,044	$51,921	$—	$57,731	$11,790	$16,798	$160,082	$2,219,263